Exhibit 99.2

EagleRock Announces Double Eagle V Acreage Dedication and Two Midland Basin Acquisitions

Approximately 35,000-acre dedication brings total Double Eagle acreage dedication in the Midland Basin to approximately 105,000 acres

Bolt-on acquisitions add water supply, storage and disposal capacity

November 3, 2026

HOUSTON, Texas — EagleRock Land, LLC (“EagleRock”) (NYSE: EROK), a surface land management company that controls surface acreage in the core of the Permian Basin, today announced that it has executed an agreement with Double Eagle V for an additional acreage dedication of approximately 35,000 acres in the Midland Basin (the “Double Eagle V Dedication”) and has closed two bolt-on acquisitions in the Midland Basin totaling approximately 2,000 acres for $15.4 million in aggregate (the “Acquisitions”). EagleRock funded the acquisitions through a combination of cash on hand and borrowings under its existing revolving credit facility.

The Double Eagle V Dedication covers approximately 35,000 acres in Midland and Glasscock Counties and increases the total acreage dedicated to EagleRock by Double Eagle in the Midland Basin by approximately 50%, to approximately 105,000 acres. This agreement further strengthens our longstanding relationship with Double Eagle, one of the most active private operators in the Midland Basin and EagleRock’s largest shareholder. Importantly, the dedication underscores the strength of our capital-light business model, generating additional royalty revenue without requiring any capital investment by EagleRock. While it is early to provide specific financial guidance, we expect robust revenue contribution from this dedication beginning in 2027, with further meaningful growth in subsequent years consistent with Double Eagle’s drilling and completions cadence.

The two Midland Basin acquisitions were acquired at a valuation of less than 10x EBITDA, with one acquisition directly adjacent to our existing Shallow Valley footprint and the other directly adjacent to the newly announced Double Eagle V acreage dedication. These strategically located assets expand EagleRock’s water supply, storage, disposal capabilities, and include sand development optionality, creating opportunities to capture incremental operating synergies and unlock additional revenue across the entire Double Eagle dedicated footprint and the broader Midland Basin. Pro forma for the transactions, EagleRock’s Midland Basin footprint is approximately 44,000 acres plus approximately 105,000 dedicated acres. The acquisitions closed concurrent with signing.

“The Double Eagle V Dedication builds on a relationship that already anchors our Midland Basin position, and it requires no upfront capital from EagleRock,” said Greg Pipkin, Chief Executive Officer of EagleRock. “The two acquisitions follow the same approach. They sit next to assets we already have, expand our water supply and storage, and are accretive. Together, these transactions expand our Midland Basin footprint and enhance our ability to serve customers across the region.”

“Our approach to acquisitions remains disciplined, focused on the remaining development potential of each asset, its strategic fit within our portfolio and its ability to drive financial accretion and create shareholder value. We believe these recent transactions demonstrate our ability to move quickly and decisively when opportunities align with our strategy,” added Neal Shah, President and CFO of EagleRock.

The Double Eagle V Dedication was unanimously approved by a committee of independent members of EagleRock’s board of directors.

About EagleRock

EagleRock (NYSE: EROK) is a land management company that owns or controls approximately 288,000 acres in the heart of the Delaware and Midland sub-basins within the prolific Permian Basin. In addition, EagleRock has an interest in up to approximately 105,000 acres pursuant to an acreage dedication related to its Midland Basin water infrastructure assets. Its acreage is vital to the efficient development of oil and natural gas resources in the Permian Basin and is strategically located to support the growing surface, resource, infrastructure, and related commercial development needs of the power and other emerging industries in the Permian Basin.

Cautionary Statement Concerning Forward-Looking Statements

The information in this press release relates to EagleRock Land, LLC (the “Company,” “EROK,” “we,” “us” or “our”) and contains information that includes or is based upon “forward-looking statements.” All statements other than historical facts are forward-looking statements, and include statements regarding EROK’s future financial position, business strategy, projected revenues, earnings, costs, capital expenditures and plans and objectives and intentions of management for the future. Words such as “expect,” “could,” “may,” “anticipate,” “intend,” “plan,” “ability,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “guidance,” “outlook,” “opportunity” or “strategy” or similar expressions are generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of our management and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, projected in, or implied by, such statements. Although EROK believes the expectations and forecasts reflected in its forward-looking statements are reasonable, they are inherently subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond its control. No assurance can be given that such forward-looking statements will be correct or achieved or that the assumptions are accurate or will not change over time. Particular uncertainties that could cause EROK’s actual results to be materially different from those expressed in its forward-looking statements are described under the heading “Risk Factors” in its final prospectus filed with the Securities and Exchange Commission (the “SEC”) on May 14, 2026 and the other reports and materials it files with the SEC. These factors include, but are not limited to: any statements regarding the Double Eagle V Dedication and the Acquisitions, including our ability to actively manage the new dedicated acreage and assets, the ability to renegotiate and modernize surface use agreements, creating new revenue opportunities and the expected benefits of the Double Eagle V Dedication and the Acquisitions, including expected accretion, integration plans, synergies, opportunities and anticipated future performance, customer demand for and use of EROK’s surface, resource, and water infrastructure assets; enforceability of its surface use agreements and other customer agreements; its operating partners’ success in executing their strategies; customers’ ability or decisions to develop EROK’s land or acquired acreage; global supply of and demand for energy, including OPEC+ production actions; customer and geographic concentration of its revenues; EROK’s ability to enter into favorable surface use, access, and fee contracts; EROK’s ability to maintain and renew leases and permits on state and federal land; changes in state and federal land use policies affecting its leased land; execution of EROK’s business strategies, including attracting customers; commodity price volatility; competition, including alternative resources; changes in the price and availability of services EROK’s customers need; planned or future expansion projects; advances or changes in energy technologies or practices; execution of EROK’s growth plans, including acquisitions and new revenue streams; deterioration of customers’ financial condition and access to capital; effects of customer consolidation on U.S. drilling and completions spending; customers’ ability to obtain necessary supplies and raw materials; EROK’s and its customers’ ability to obtain permits and government approvals; operational disruptions and related liability affecting EROK’s customers; EROK’s liquidity and access to capital markets; uncertainty of resource and reserve estimates; general economic, business, and industry conditions and market volatility; political instability or armed conflict in oil and gas producing regions; EROK’s level of indebtedness and ability to service it; title defects in acquired acreage; conditions in the markets for surface acreage; integration of acquired acreage and management of related growth; recruitment and retention of key personnel and service providers; changes in laws and regulations, including environmental and water-related rules; changes in tax rates and adverse tax outcomes; general political and regulatory conditions, including new legislation and trade and tax policies; severity and duration of health events, natural disasters, and severe weather; and evolving cybersecurity risks.

EROK cautions you not to place undue reliance on forward-looking statements contained in this release, which speak only as of the date hereof, and EROK is under no obligation, and expressly disclaims any obligation to update, alter or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise. This release may also contain information from third-party sources. This data may involve a number of assumptions and limitations, and EROK has not independently verified them and does not warrant the accuracy or completeness of such third-party information.

Neal Shah

President and Chief Financial Officer

EagleRock Land, LLC

info@erok.com; (713) 280-7002

Source: EagleRock Land, LLC

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